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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


                             DUQUESNE LIGHT COMPANY
             (Exact name of registrant as specified in its charter)

       Pennsylvania                   1-956                    25-0451600
(State of incorporation or   (Commission File Number)      (I.R.S. Employer
       organization)                                      Identification No.)

                               411 Seventh Avenue
                         Pittsburgh, Pennsylvania 15219
                                 (412) 393-6000
                         (Address of principal executive
                          offices, including zip code)

                         -------------------------------

     Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class               Name of each exchange on which
          to be so registered             each class is to be so registered
          -------------------             ---------------------------------
  6.70% First Mortgage Public Income           New York Stock Exchange
        NotES (PINES) due 2032

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

     Securities Act registration statement file number to which this form
relates:   333-72408
        (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act: None

     The Commission is respectfully requested to send copies of all notices, orders and communications to:

            Douglas L. Rabuzzi, Esq.       Kimberly M. Reisler, Esq.
            Assistant General Counsel      Thelen Reid & Priest LLP
             Duquesne Light Company           40 West 57th Street
               411 Seventh Avenue          New York, New York  10019
         Pittsburgh, Pennsylvania 15219         (212) 603-2207
                (412) 393-1149

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.
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     The securities to be registered hereby are the 6.70% First Mortgage Public
Income NotES due 2032 (the "Bonds") of Duquesne Light Company (the "Company"), a Pennsylvania corporation.

     A description of the Bonds is contained in the Prospectus included in the Registration Statement on Form S-3 of Duquesne Light Company, Registration Statement File No. 333-72408, which was declared effective by the Securities and Exchange Commission on March 29, 2002, as supplemented by a Prospectus Supplement dated April 24, 2002 relating to the Bonds filed pursuant to Rule 424(b) under the Securities Act of 1933 on April 26, 2002. Such description, as so supplemented, is incorporated herein by reference.

Item 2. Exhibits.
        --------

     The Bonds described herein are to be listed on the New York Stock Exchange. Accordingly, the following exhibits required in accordance with Part II to the instructions as to exhibits to Form 8-A have been duly filed with the New York Stock Exchange.

Exhibit   Description                          Method of Filing
-------   -----------                          ----------------

1(a)      *Registration Statement on Form      Previously filed as
          S-3 filed by Duquesne Light          Registration Statement No.
          Company.                             333-72408.

1(b)      *Prospectus Supplement dated         Previously filed pursuant to
          April 24, 2002 filed by Duquesne     Rule 424(b)(5) under the
          Light Company.                       Securities Act of 1933.

4(a)      *Amended and Restated Articles of    Exhibit 3.1 to the Form 10-Q
          Incorporation of the Company, as     Quarterly Report of Duquesne
          amended.                             Light for the quarter ended
                                               June 30, 1999.

4(b)      *By-Laws of the Company, as          Exhibit 3.2 to the Form 10-Q
          amended.                             Quarterly Report of Duquesne
                                               Light for the quarter ended June
                                               30, 1999.

4(c)      *Indenture of Mortgage and Deed      Exhibit 4.3 to Registration
          of Trust dated as of April 1,        Statement (Form S-3) No.
          1992, as amended by eighteen         33-52782.
          Supplemental Indentures.

4(d)      Supplemental Indentures
          supplementing said Indenture of
          Mortgage and Deed of Trust

          *First Supplemental Indenture        Exhibit 4.4 to Registration
                                               Statement (Form S-3) No.
                                               33-52782.

          *Second Supplemental Indenture       Exhibit 4.4 to Registration
                                               Statement (Form S-3) No.
                                               33-63602.


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          *Third Supplemental Indenture        Exhibit 4.4 to Registration
                                               Statement (Form S-3) No.
                                               33-63602.

          *Fourth Supplemental Indenture       Exhibit 4.4 to Registration
                                               Statement (Form S-3) No.
                                               33-63602.

          *Fifth Supplemental Indenture        Exhibit 4.6 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1993.

          *Sixth Supplemental Indenture        Exhibit 4.6 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1993.

          *Seventh Supplemental Indenture      Exhibit 4.6 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1993.

          *Eighth Supplemental Indenture       Exhibit 4.6 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1994.

          *Ninth Supplemental Indenture        Exhibit 4.6 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1994.

          *Tenth Supplemental Indenture        Exhibit 4.4 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1995.

          *Eleventh Supplemental Indenture     Exhibit 4.4 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1995.

          *Twelfth Supplemental Indenture      Exhibit 4.4 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1995.

          *Thirteenth Supplemental Indenture   Exhibit 4.3 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1996.

          *Fourteenth Supplemental Indenture   Exhibit 4.3 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1997.

          *Fifteenth Supplemental Indenture    Exhibit 4.2 to Registration
                                               Statement (Form S-3) No.
                                               33-72408.

          *Sixteenth Supplemental Indenture    Exhibit 4.3 to Company's Form
                                               10-K Annual Report for the year
                                               ended December 31, 1999.


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          *Seventeenth Supplemental Indenture  Exhibit 4.2 to Registration
                                               Statement (Form S-3) No.
                                               33-72408.

          *Eighteenth Supplemental Indenture   Exhibit 4.3 to Registration
                                               Statement (Form S-3) No.
                                               33-72408.

          Form of Nineteenth Supplemental
          Indenture                            Filed herewith.

4(e)      Form of Bond                         Filed herewith.

* Previously filed as indicated and incorporated herein by reference.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: April 25, 2002                   Duquesne Light Company


                                        By:   /s/ Frosina C. Cordisco
                                           -------------------------------------
                                           Name:  Frosina C. Cordisco
                                           Title: Vice President and Treasurer


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